UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2022

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Park Drive East Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one-sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 1, 2022, GSR II Meteora Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 27,500,000 units (the “Units”). In connection with the closing, the underwriter fully exercised its over-allotment option to purchase 4,125,000 additional Units for an aggregate of 31,625,000 Units sold. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, one redeemable warrant of the Company (the “Public Warrants”), with each Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share, and one sixteenth of one right (the “Rights”), with each whole Right entitling the holder thereof to receive one share of Class A Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $316,250,000.

Simultaneously with the consummation of the IPO on March 1, 2022, the Company completed the private sale (the “Private Placement”) of 12,223,750 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, GSR II Meteora Sponsor LLC, generating gross proceeds to the Company of $12,223,750.

Approximately $321 million of the net proceeds from the IPO and the sale of the Private Placement Warrants to the Sponsor have been deposited in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 1, 2022 reflecting receipt of the net proceeds from the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of March 1, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercato Partners Acquisition Corp.

Date: March 7, 2022	By:	/s/ Gus Garcia
	Name:	Gus Garcia
	Title:	Co-Chief Executive Officer

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